Johnson Rice Energy Conference September 30, 2015 Dick Alario Chief Executive Officer Exhibit 99.1

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Private
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Litigation
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1995.
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the
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and
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and
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expectations,
international
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for
2015.
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and
assumptions
that
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to
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including,
but
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limited
to:
risks
that
Key
will
be
unable
to
achieve
its
financial,
capital
expenditure
and
operational
projections,
including
quarterly
and
annual
projections
of
revenue
and/or
operating
income
and
risks
that
Key's
expectations
regarding
future
activity
levels,
customer
demand,
and
pricing
stability
may
not
materialize
(whether
for
Key
as
a
whole
or
for
geographic
regions
and/or
business
segments
individually);
risks
that
fundamentals
in
the
U.S.
oil
and
gas
markets
may
not
yield
anticipated
future
growth
in
Key's
businesses,
or
could
further
deteriorate
or
worsen
from
the
recent
market
declines,
and/or
that
Key
could
experience
further
unexpected
declines
in
activity
and
demand
for
its
rig
service,
fluid
management
service,
coiled
tubing
service,
and
fishing
and
rental
service
businesses;
risks
relating
to
Key's
ability
to
implement
technological
developments
and
enhancements;
risks
relating
to
compliance
with
environmental,
health
and
safety
laws
and
regulations,
as
well
as
actions
by
governmental
and
regulatory
authorities;
risks
relating
to
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with
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and
anti-corruption
laws,
including
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related
to
costs
in
connection
with
FCPA
investigations;
risks
regarding
the
timing
or
conclusion
of
the
FCPA
investigations,
including
the
risk
of
fines
or
penalties
imposed
by
government
agencies
for
violations
of
the
FCPA;
risks
affecting
Key's
international
operations,
including
risks
affecting
Key’s
ability
to
execute
its
plans
to
withdraw
from
its
international
markets
outside
North
America;
risks
that
Key
may
be
unable
to
achieve
the
benefits
expected
from
acquisition
and
disposition
transactions,
and
risks
associated
with
integration
of
the
acquired
operations
into
Key's
operations;
risks,
in
responding
to
changing
or
declining
market
conditions,
that
Key
may
not
be
able
to
reduce,
and
could
even
experience
increases
in,
the
costs
of
labor,
fuel,
equipment
and
supplies
employed
and
used
in
Key's
businesses;
risks
relating
to
changes
in
the
demand
for
or
the
price
of
oil
and
natural
gas;
risks
that
Key
may
not
be
able
to
execute
its
capital
expenditure
program
and/or
that
any
such
capital
expenditure
investments,
if
made,
will
not
generate
adequate
returns;
risks
relating
to
Key’s
ability
to
satisfy
listing
requirements
for
its
equity
securities;
risks
that
Key
may
not
have
sufficient
liquidity;
risks
relating
to
Key’s
ability
to
comply
with
covenants
under
its
current
credit
facilities;
and
other
risks
affecting
Key's
ability
to
maintain
or
improve
operations,
including
its
ability
to
maintain
prices
for
services
under
market
pricing
pressures,
weather
risks,
and
the
impact
of
potential
increases
in
general
and
administrative
expenses.
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statements
involve
risks
and
uncertainties,
many
of
which
are
outside
of
Key's
control,
Key's
actual
results
and
performance
may
differ
materially
from
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results
expressed
or
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by
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forward-looking
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and
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place
undue
reliance
on
such
forward-looking
statements.
Other
important
risk
factors
that
may
affect
Key's
business,
results
of
operations
and
financial
position
are
discussed
in
its
most
recently
filed
Annual
Report
on
Form
10-K,
recent
Quarterly
Reports
on
Form
10-Q,
recent
Current
Reports
on
Form
8-K
and
in
other
Securities
and
Exchange
Commission
filings.
Unless
otherwise
required
by
law,
Key
also
disclaims
any
obligation
to
update
its
view
of
any
such
risks
or
uncertainties
or
to
announce
publicly
the
result
of
any
revisions
to
the
forward-looking
statements
made
here.
However,
readers
should
review
carefully
reports
and
documents
that
Key
files
periodically
with
the
Securities
and
Exchange
Commission.

+
Company-wide reorganization and reallocation of resources to optimize revenue pull-through opportunities, push decision making authority closer to the field and rationalize support cost structure
+
Functional Support headcount now down 50% since the beginning of 2015 for an aggregate annual run-rate cost savings of approximately $21 million
+
Since the beginning of Q3 2015, Functional Support headcount has been reduced by 25% with an annual run-rate benefit of approximately $9 million
+
July rig hours were up 0.2% over June and August rig hours were down 4.1%
as compared to July, roughly in-line with our expectations
+
Recent pricing pressure in U.S. Rigs has been slightly more elevated than anticipated
+
July truck hours were down 4.0% over June and August truck hours were down 2.9% as compared to July
+
Completion activity in Coiled Tubing and Fishing & Rental Services lower than anticipated

# +strategy

Drilling & Completion
Well Servicing &
Production Enhancement
Abandonment
Service Activity
Time (years)

Key’s core production enhancement business
is primarily focused on extending the life and ultimate recovery of a well through-out the majority of a well’s life; the recurring demand for Key’s services yields a less volatile business model as compared to drilling &
completion services
Life-Cycle of an Oil Well
Source: Key Energy Services, Inc.

+market

Forecast
2014-17 CAGR: +14%

Forecast
2014-17 CAGR: +23%

Even in a moderated oil price environment
expected growth in the population of horizontal wellbores and the continued aging of the existing horizontal wellbore inventory provides for meaningful growth opportunities in Key’s core business
HZ Oil Wells in Production (000’s)
HZ Oil Wells >4 Years Old (000’s)
Source:
Spears
&
Associates
and
PacWest
Consulting
Partners
analysis;
analysis
contemplates
the
following
oil
prices:
2015
-
$43
/
bbl;
2016
-
$59
bbl;
2017
-
$65
-
$75
/ bbl.
Note: Data is for U.S. Land only.
18
26
32
45
58
73
90
0
25
50
75
100
2011
2012
2013
2014
2015
2016
2017
42
55
71
88
103
116
131
0
25
50
75
100
125
150
175
2011
2012
2013
2014
2015
2016
2017
Key’s Target Activity Base is Expected to Double Over the Next 3 Years

# +trends

Class 4 Production Hours Up 68%
26,094
43,891
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Rig Hours
2014 Q 1
2014 Q 2
2014 Q 3
2014 Q 4
2015 Q 1
2015 Q 2
Central
Gulf Coast
Permian Basin
Rockies

Counter-cyclical trends have emerged
as operators look to “protect the base” of existing production; Key holds a market-leading position with assets most capable to respond to the demand for return-accretive activities in the horizontal wellbore
Class 4 Rigs by Market –
Production Hours
Source: Key Energy Services, Inc.

# +footprint

Rockies 1H 2015 Revenue - $53.7
3%
5%
92%
Northeast 1H 2015 Revenue - $19.5
27%
51%
22%
Central 1H 2015 Revenue - $86.0
19%
32%
27%
22%
Permian 1H 2015 Revenue - $134.1
18%
4%
51%
27%
West Coast 1H 2015 Revenue - $75.6
9%
6%
8%
77%
Gulf Coast 1H 2015 Revenue - $58.6
17%
28%
23%
32%
Regions
Basins
U.S. Rig Services
Fluid Management
Coiled Tubing
Fishing & Rental

Note: All figures in USD millions.
A sharpened focus on the Lower 48
combined with a newly-optimized organizational structure to take advantage of our regional footprint should yield top-line and cost synergies as we execute our strategy around production enhancement

# +permian basin

Permian Basin
NORTHWEST SHELF
Levelland
MATADOR ARCH
EASTERN SHELF
Plains
Brownfield
Denver City
Lovington
Artesia
Hobbs
Welch
Snyder
Lamesa
Seminole
Sweetwater
Carlsbad
MIDLAND BASIN
Eunice
Stanton
Andrews
Big Spring
Forsan
PERMIAN BASIN
Kermit
Midland
Odessa
BARNETT-WOODFORD
CENTRAL BASIN PLATFORM
Big Lake
Crane
Iraan
TEXAS
Ozona
DELAWARE BASIN
VAL VERDE BASIN
SERVICE LOCATIONS
rig services
fluid management services
fishing & rental services
coiled tubing services
training center
business development
frac stack & well test
safety
liner hanger systems
salt water disposal wells
other

OXY

XTO ENERGY

CONCHO

Chevron

devon

Source: Key Energy Services, Inc.
(1) Asset figures represent average marketed assets during Q2 2015.
(2) Represents top customers as measured by revenue for Q2 2015.
Permian Asset Base
(1)
+
Well Service Rigs –
205
+
Coiled Tubing Units –
6
+
Fluid Trucks –
352
+
Salt Water Disposal Wells –
19
+
Frac
Tanks –
827
Top 5 Customers
(2)

# +west coast

West Coast
NEVADA
CALIFORNIA
SACRAMENTO BASIN
SAN JOAQUIN BASIN
SALINAS HALF MOON BASIN
Coalinga
San Ardo
MONTEREY-TAMLOR
Bakersfield
McKittrick
Tupman
Taft
Ventura
SANTA MARIA BASIN
MONTEREY
VENTURA BASIN
LOS ANGELES BASIN

AERA

CALIFORNIA

Chevron

FREEPORT-McMoRAN OIL & GAS

MOC MACPHERSON OIL COMPANY

Source: Key Energy Services, Inc.
Note: Service location guide found on ‘Permian Basin’ slide.
(1) Asset figures represent average marketed assets during Q2 2015.
(2) Represents top customers as measured by revenue for Q2 2015.
West Coast Asset Base
(1)
+
Well Service Rigs –
103
+
Coiled Tubing Units –
9
+
Fluid Trucks –
57
+
Frac
Tanks –
31
Top 5 Customers
(2)

# +rockies

NIOBRARA
MONTANA
Rocky Mountains
BAKKEN
NORTH DAKOTA
Stanley
Tioga
Minot
Sidney
Dickinson
WILLISTON BASIN
GAMMON
POWDER RIVER BASIN
IDAHO
SOUTH DAKOTA
BIGHORN BASIN
WIND RIVER BASIN
Riverton
MOWRY
Casper
Mills
HILLIARD-BAXTER MANCOS
NIOBRARA
Rock Springs
GREATER GREEN RIVER BASIN
WYOMING
NEBRASKA
DENVER BASIN
Ft. Lupton
Denver
UTAH
Grand Junction
PARADOX BASIN
COLORADO
PIERRE
Farmington

bp

HESS

Marathon Oil Corporation.

Hunt OIL COMPANY

HALCÓN RESOURCES

Source: Key Energy Services, Inc.
Note: Service location guide found on ‘Permian Basin’ slide.
(1) Asset figures represent average marketed assets during Q2 2015.
(2) Represents top customers as measured by revenue for Q2 2015.
Rockies Asset Base
(1)
+
Well Service Rigs –
92
+
Coiled Tubing Units –
N/M
+
Fluid Trucks –
16
+
Salt Water Disposal Wells –
8
+
Frac
Tanks –
113
Top 5 Customers
(2)

(1) Reflects a borrowing base of $92.6 million and $48.2 million in letters of credit outstanding.
Balance Sheet & Liquidity
As of
($ in millions)
June 30, 2015
Cash & cash equivalents
$
225.5
Total Debt, including current portion
$675.0 million 6.750% Senior Notes due 2021
$
675.0
$315.0 million L + 9.250% Term Loan Facility due 2020
315.0
$100.0 million Asset-based Revolving Credit Facility
0.0
Debt issuance costs and unamortized discount on debt, net
(25.8)
Total Debt
$
964.2
Total Shareholder's Equity
$
936.9
Total Capitalization
$
1,901.1
Total Liquidity
Cash
$
225.5
Availability under Asset-based Revolving Credit Facility
(1)
44.4
Total Liquidity
$
269.9
Covenants
Asset coverage ratio (1.5 to 1.0)
2.2x

+
Optimized organizational structure to take
advantage of inherent operating leverage
+
Significant cost cuts to stem cash burn
+
Evidence of counter-cyclical demand growth in core
business
+
Strong market share in growing market segment
+
Well-positioned geographically to take advantage of
market return

+
We are the leader in onshore, rig-based well services
+
We have a strong reputation as a production-
enhancement service provider
+
We are well-positioned to benefit from long-term secular
trends
+
We have developed a differentiated asset base
+
We believe that our assets, differentiated technology and
market position provide the leverage to deliver value to
shareholders